MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES  Two World Trade Center,
LETTER TO THE SHAREHOLDERS October 31, 1999             New York, New York 10048


DEAR SHAREHOLDER:

The U.S. economy, led by consumer demand, continued to experience robust growth this year. The fixed-income markets anticipated that the Federal Reserve Board would remove the liquidity it provided during last year's international economic crises. The Fed changed monetary policy and raised the federal-funds rate 50 basis points to 5.25 percent during the summer. By October long-term interest rates had risen to levels last seen two years ago. Subsequently, the Fed raised the federal-funds rate an additional 25 basis points, to 5.50 percent in November.


MUNICIPAL MARKET CONDITIONS

Long-term insured municipal index yields began 1999 near a record low of 5.05 percent. By the end of October, municipal index yields had increased 100 basis points to 6.05 percent. Since bond prices move inversely to changes in interest rates, these higher yields resulted in significantly lower bond prices. The increase in yields translated into a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market outperformed U.S. Treasury bonds early in the year, but gradually gave ground. The ratio of long-term insured municipal index yields to benchmark 30-year Treasury yields is a measure of relative performance. The ratio declined from 99 percent at the end of 1998 to 91 percent in May before rising to 98 percent by the end of October. A declining ratio means that municipals have outperformed Treasuries. Over the past five years the ratio has ranged from a high of 99 percent, to a low of 82 percent.

Higher interest rates led to a reduction in municipal market underwriting this year. New issue volume declined 20 percent in the first ten months of 1999. Refunding activity, the most interest rate sensitive component of supply, was down 50 percent.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1999, continued


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                         30-YEAR BOND YIELDS 1994-1999

           AAA                                       AAA
  Date     Ins     Tsy  % Relationship      Date     Ins    Tsy   % Relationship

12/31/93   5.40%  6.34%     85.17%        11/29/96   5.50   6.35     86.61%
01/31/94   5.40   6.24      86.54%        12/31/96   5.60   6.63     84.46%
02/28/94   5.80   6.66      87.09%        01/31/97   5.70   6.79     83.95%
03/31/94   6.40   7.09      90.27%        02/28/97   5.65   6.80     83.09%
04/29/94   6.35   7.32      86.75%        03/31/97   5.90   7.10     83.10%
05/31/94   6.25   7.43      84.12%        04/30/97   5.75   6.94     82.85%
06/30/94   6.50   7.61      85.41%        05/30/97   5.65   6.91     81.77%
07/29/94   6.25   7.39      84.57%        06/30/97   5.60   6.78     82.60%
08/31/94   6.30   7.45      84.56%        07/30/97   5.30   6.30     84.13%
09/30/94   6.55   7.81      83.87%        08/31/97   5.50   6.61     83.21%
10/31/94   6.75   7.96      84.80%        09/30/97   5.40   6.40     84.38%
11/30/94   7.00   8.00      87.50%        10/31/97   5.35   6.15     86.99%
12/30/94   6.75   7.88      85.66%        11/30/97   5.30   6.05     87.60%
01/31/95   6.40   7.70      83.12%        12/31/97   5.15   5.92     86.99%
02/28/95   6.15   7.44      82.66%        01/31/98   5.15   5.80     88.79%
03/31/95   6.15   7.43      82.77%        02/28/98   5.20   5.92     87.84%
04/28/95   6.20   7.34      84.47%        03/31/98   5.25   5.93     88.53%
05/31/95   5.80   6.66      87.09%        04/30/98   5.35   5.95     89.92%
06/30/95   6.10   6.62      92.15%        05/29/98   5.20   5.80     89.66%
07/31/95   6.10   6.86      88.92%        06/30/98   5.20   5.65     92.04%
08/31/95   6.00   6.66      90.09%        07/31/98   5.18   5.71     90.72%
09/29/95   5.95   6.48      91.82%        08/31/98   5.03   5.27     95.45%
10/31/95   5.75   6.33      90.84%        09/30/98   4.95   5.00     99.00%
11/30/95   5.50   6.14      89.58%        10/31/98   5.05   5.16     97.87%
12/29/95   5.35   5.94      90.07%        11/30/98   5.00   5.06     98.81%
01/31/96   5.40   6.03      89.55%        12/31/98   5.05   5.10     99.02%
02/29/96   5.60   6.46      86.69%        01/31/99   5.00   5.09     98.23%
03/29/96   5.85   6.66      87.84%        02/28/99   5.10   5.58     91.40%
04/30/96   5.95   6.89      86.36%        03/31/99   5.15   5.63     91.47%
05/31/96   6.05   6.99      86.55%        04/30/99   5.20   5.66     91.87%
06/28/96   5.90   6.89      85.63%        05/31/99   5.30   5.83     90.91%
07/31/96   5.85   6.97      83.93%        06/30/99   5.47   5.96     91.78%
08/30/96   5.90   7.11      82.98%        07/31/99   5.55   6.10     90.98%
09/30/96   5.70   6.93      82.25%        08/31/99   5.75   6.06     94.88%
10/31/96   5.65   6.64      85.09%        09/30/99   5.85   6.05     96.69%
                                          10/31/99   6.03   6.16     97.89%

Source: Municipal Market Data-A Division of Thomson Financial Municipal Group and Bloomberg L.P.



PERFORMANCE

In this interest rate environment, the net asset value (NAV) of Morgan Stanley Dean Witter Quality Municipal Securities (IQM) declined from $14.99 to $13.45 per share for the fiscal year ended October 31, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.7825 per share, the Trust's total NAV return was -4.85 percent. IQM's value on the New York Stock Exchange (NYSE) fell from $13.9375 to $12.0625 per share during the same period. Based on this change plus reinvestment of tax-free dividends, IQM's total market return was -8.22 percent. On October 31, 1999, IQM's NYSE market price represented a 10.32 percent discount to its NAV.

Monthly dividends for the fourth quarter of 1999 were declared in September. Beginning with the October payment, the dividend was increased from $0.065 to $0.0675 per share. The new dividend rate reflects the Trust's estimated earnings over the next 6 - 12 months and its $0.124 per share cushion of undistributed net investment income on October 31, 1999.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1999, continued

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 13 long-term sectors and 54 credits. At the end of October, the portfolio's average maturity was 17 years. Average duration, a measure of sensitivity to interest rate changes, was 9.7 years. Issues in the refunded bond category comprised 5 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. The accompanying charts provide current information on the portfolios credit quality, sector distribution and geographic diversification. Optional call provisions by year with their respective cost (book) yields are also charted.


THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.08 per share to common share earnings. Weekly ARPS yields ranged between 2.45 and 4.85 percent. In comparison, the yield on 1-year municipal notes increased from 3.04 percent at the end of 1998, to 3.77 percent at the end of October 1999. The Trust's five ARPS series totaled $97 million and represented 29 percent of net assets.


LOOKING AHEAD

The Federal Reserve Board raised interest rates twice in the summer and again in November 1999. This confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. Depending on the impact of tight labor markets and higher commodity prices on inflation, the central bank may raise short-term interest rates further. However, we believe municipal bonds continue to offer long-term investors good value especially in relationship to Treasuries.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1999, continued

addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal year ended October 31, 1999 the Trust purchased and retired 556,400 shares of common stock at a weighted average market discount of 9.41 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Quality Municipal Securities and look forward to continuing to serve your investment needs.


Very truly yours,






/s/ CHARLES A. FIUMEFREDDO                                /s/ MITCHELL M. MERIN
--------------------------                                ---------------------
    CHARLES A. FIUMEFREDDO                                    MITCHELL M. MERIN
    Chairman of the Board                                     President

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1999, continued


LARGEST SECTORS (BAR GRAPH)
  as of October 31, 1999

(% of Net Assets)
-----------------

General Obligation      15%
Mortgage                12%
IDR/PCR*                11%
Water & Sewer           10%
Transportation           8%
Public Facilities        8%
Hospital                 7%
Education                7%
Electric                 7%


* Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.


CREDIT RATINGS (PIE CHART)
  as of October 31, 1999

(% of Total Long-Term Portfolio)
--------------------------------

Aaa or AAA                                     33%
Aa or AA                                       41%
A or A                                         26%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp. Portfolio structure is subject to change.

                        GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1999


   Alaska .......................       2.3%
   Arizona ......................       1.0
   California ...................       5.4
   Connecticut ..................       1.1
   District of Columbia .........       1.0
   Florida ......................       0.9
   Georgia ......................       2.9
   Hawaii .......................       2.7
   Illinois .....................       5.0
   Indiana ......................       2.5
   Kentucky .....................       4.8
   Maine ........................       2.1
   Maryland .....................       8.1
   Massachusetts ................       4.6
   Michigan .....................       1.4
   Minnesota ....................       1.3
   Missouri .....................       6.6
   Nevada .......................       0.8
   New York .....................       7.3
   Pennsylvania .................       4.7
   South Carolina ...............       4.2
   Tennessee ....................       2.6
   Texas ........................       2.5
   Virginia .....................       5.9
   Washington ...................       7.1
   West Virginia ................       1.5
   Wisconsin ....................       7.9
                                       ----
   Total ........................      98.2%
                                       ====

     Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1999, continued


                      CALL AND COST (BOOK) YIELD STRUCTURE
                                OCTOBER 31, 1999

PERCENT CALLABLE* (BAR CHART)
1999                                0%
2000                                0%
2001                                0%
2002                                3%
2003                               59%
2004                               18%
2005                                0%
2006                                0%
2007                                5%
2008                                1%
2009                                7%
2010+                               7%

Years Bonds Callable

Weighted Average Call Protection:   5 Years


COST (BOOK) YIELD** (BAR GRAPH)

1999                             0.0%
2000                             0.0%
2001                             0.0%
2002                             4.9%
2003                             5.6%
2004                             5.6%
2005                             0.0%
2006                             0.0%
2007                             5.7%
2008                             5.2%
2009                             5.3%
2010+                            5.3%

Weighted Average Book Yield:     5.6%

*  % Based on Long-Term Portfolio.
** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Trust operating expenses. For example, the Trust earned a book yield of 5.6% on 59% of the long-term portfolio that are callable in 2003.
   Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING (unaudited)

                                     * * *


On June 22, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:


(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Wayne E. Hedien

  For ..............   15,155,768
  Withheld .........      181,197


John L. Schroeder

  For ..............   15,155,718
  Withheld .........      181,247


(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

Dr. Manuel H. Johnson

  For ..............   1,660
  Withheld .........       0


The following Trustees were not standing for reelection at this meeting:

  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.


(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
    ACCOUNTANTS:


  For .............   14,987,655
  Against .........       88,645
  Abstain .........      260,665

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1999


 PRINCIPAL
 AMOUNT IN                                                                                   COUPON      MATURITY
 THOUSANDS                                                                                    RATE         DATE          VALUE
-----------                                                                                ----------   ----------   -------------
            TAX-EXEMPT MUNICIPAL BONDS (97.2%)
            General Obligation (15.3%)
$   5,000   DeKalb County, Georgia, Refg 1993 ..............................................   5.25%      01/01/20   $  4,575,150
    4,000   Anne Arundel County, Maryland, Ser 1999 ........................................   5.00       05/15/19      3,560,040
   10,000   Washington Suburban Sanitation District, Maryland, Refg 1993 Second Ser ........   5.25       06/01/14      9,624,800
            New York City, New York,
   10,000    1994 Ser D ....................................................................   5.75       08/15/08     10,221,100
    5,000    1994 Ser C ....................................................................   5.50       10/01/10      5,002,250
   10,000   Metropolitan Government of Nashville & Davidson County, Tennessee, Refg
            Ser 1997 .......................................................................   5.125      05/15/25      8,710,900
   10,000   Seattle, Washington, Refg Ser 1993 .............................................   5.65       01/01/20      9,638,000
---------                                                                                                            ------------
   54,000                                                                                                              51,332,240
---------                                                                                                            ------------
            Educational Facilities Revenue (6.9%)
    3,500   District of Columbia, Georgetown University Ser 1993 ...........................   5.25       04/01/13      3,272,430
             Illinois Educational Facilities Authority,
    4,695    Illinois Wesleyan University Ser 1993 .........................................   5.70       09/01/23      4,435,460
    4,955   Northwestern University Refg Ser 1993 ..........................................   5.375      12/01/21      4,567,024
            Massachusetts Health & Educational Facilities Authority,
   10,000    Boston College Ser K ..........................................................   5.25       06/01/18      9,082,700
    2,100    Wentworth Institute of Technology Ser B (Connie Lee) ..........................   5.50       10/01/23      1,927,590
---------                                                                                                            ------------
   25,250                                                                                                              23,285,204
---------                                                                                                            ------------
            Electric Revenue (6.6%)
    3,000   Los Angeles Department of Water & Power, California, Issue of 1992 .............   6.375      02/01/20      3,110,970
    5,000   South Carolina Public Service Authority, 1993 Refg Ser A (MBIA) ................   5.50       07/01/21      4,635,800
    5,000   Chelan County Public Utility District #1, Washington, Hydro Refg
             Ser 1993 G ....................................................................   5.375      06/01/18      4,568,800
   10,000   Snohomish County Public Utility District #1, Washington, Ser 1993 B (AMT) ......   5.80       01/01/24      9,708,300
---------                                                                                                            ------------
   23,000                                                                                                              22,023,870
---------                                                                                                            ------------
            Hospital Revenue (7.4%)
    3,500   Maine Health & Higher Educational Facilities Authority, Ser 1993 D (FSA) .......   5.50       07/01/18      3,274,915
   10,000   Missouri Health & Educational Facilities Authority, Barnes-Jewish Inc/
             Christian Health Services Ser 1993 A ..........................................   5.25       05/15/14      9,587,700
   10,000   Fairfax County Industrial Development Authority, Virginia, Inova Health Refg
             Ser 1993 A ....................................................................   5.25       08/15/19      9,126,100
    3,000   Wisconsin Health & Educational Facilities Authority, Catholic Health Corp
---------    Ser 1993 ......................................................................   5.375      11/15/13      2,796,660
                                                                                                                     ------------
   26,500                                                                                                              24,785,375
---------                                                                                                            ------------
            Industrial Development/Pollution Control Revenue (10.7%)
   10,000   Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
             Ser 1993 (AMT) (MBIA) .........................................................   5.45       11/01/23      9,088,100
    4,000   Calvert County, Maryland, Baltimore Gas & Electric Co Refg Ser 1993 ............   5.55       07/15/14      3,920,920
    2,500   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMBAC) ................   6.30       12/01/14      2,575,600



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1999, continued


 PRINCIPAL
 AMOUNT IN                                                                                   COUPON    MATURITY
 THOUSANDS                                                                                    RATE       DATE          VALUE
-----------                                                                                ---------- ---------- ---------------
  $ 5,000   Brazos River Authority, Texas, Houston Lighting & Power Co Ser 1993
             (MBIA) ......................................................................    5.60%   12/01/17   $  4,802,050
    5,000   Marshall County, West Virginia, Ohio Power Co Ser B (MBIA) ...................    5.45    07/01/14      4,833,050
   10,000   Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A ...............    6.90    02/01/13     10,766,000
  -------                                                                                                        ------------
   36,500                                                                                                          35,985,720
  -------                                                                                                        ------------
            Mortgage Revenue - Multi-Family (5.2%)
    4,705   Illinois Housing Development Authority, 1993 Ser A ...........................    5.90    07/01/12      4,721,420
   13,310   Wisconsin Housing & Economic Development Authority, 1993 Ser A ...............    5.55    11/01/15     12,818,329
  -------                                                                                                        ------------
   18,015                                                                                                          17,539,749
  -------                                                                                                        ------------
            Mortgage Revenue - Single Family (6.9%)
    8,000   Alaska Housing Finance Corporation, 1997 Ser A (MBIA) ........................    6.00    06/01/27      7,768,720
    3,830   Connecticut Housing Finance Authority, 1993 Subser F-1 .......................    5.60    05/15/11      3,769,218
    8,700   Kentucky Housing Corporation, Federally Insured or Gtd Loans 1993 Ser B ......    5.40    07/01/14      8,425,341
    3,000   Virginia Housing Development Authority, 1992 Ser A ...........................    7.10    01/01/25      3,070,500
  -------                                                                                                        ------------
   23,530                                                                                                          23,033,779
  -------                                                                                                        ------------
            Public Facilities Revenue (8.0%)
   11,000   California Public Works Board, Correctional 1993 Ser D COPs ..................    5.375   06/01/18     10,258,710
    4,000   Maine Municipal Bond Bank, 1993 Ser E ........................................    5.30    11/01/13      3,871,000
    3,000   Kansas City School District Building Corporation, Missouri, Elementary
             Ser 1993 D (FGIC) ...........................................................    5.00    02/01/14      2,774,580
   10,000   Regional Convention & Sports Complex Authority, Missouri, Refg Ser A 1993 ....    5.60    08/15/17      9,833,300
  -------                                                                                                        ------------
   28,000                                                                                                          26,737,590
  -------                                                                                                        ------------
            Resource Recovery Revenue (3.0%)
   10,000   Northeast Maryland Waste Disposal Authority, Montgomery County
  =======    Ser 1993 A (AMT) ............................................................    6.30    07/01/16     10,223,200
                                                                                                                 ------------
            Transportation Facilities Revenue (8.4%)
    3,000   Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA) ..............    5.50    01/01/15      2,924,490
    5,000   Wayne County, Michigan, Detroit Metropolitan Wayne County Airport
             Sub Lien Ser 1993 C (MBIA) ..................................................    5.25    12/01/13      4,774,500
    5,000   Minneapolis-St Paul Metropolitan Airports Commission, Minnesota,
             Ser 1999 A (FGIC) ...........................................................    5.125   01/01/31      4,330,000
    3,000   Pennsylvania Turnpike Commission, Ser A 1998 (AMBAC) .........................    4.75    12/01/27      2,444,910
    9,965   South Carolina Transportation Infrastructure Bank, Ser 1999 A (AMBAC) ........    5.50    10/01/16      9,593,007
    4,175   Virginia Transportation Board, US Route 58 Corridor Ser 1993 B ...............    5.50    05/15/18      3,988,085
  -------                                                                                                        ------------
   30,140                                                                                                          28,054,992
  -------                                                                                                        ------------
            Water & Sewer Revenue (10.2%)
    4,000   Phoenix Civic Improvement Corporation, Arizona, Wastewater Refg Ser 1993 .....    5.00    07/01/18      3,517,280
    5,000   Los Angeles County Sanitation Districts Financing Authority, California,
             1993 Ser A ..................................................................    5.25    10/01/19      4,594,450
            Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
    3,000    Ser 1993 A (MBIA) ...........................................................    5.50    05/15/21      2,830,230
    5,000    Ser 1993 B (MBIA) ...........................................................    5.50    05/15/23      4,692,750
    5,020   Massachusetts Water Resources Authority, 1993 Ser C ..........................    5.25    12/01/20      4,478,995

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1999, continued


 PRINCIPAL
 AMOUNT IN                                                                                   COUPON       MATURITY
 THOUSANDS                                                                                    RATE          DATE            VALUE
-----------                                                                                ---------- ---------------   ------------
$  5,000    New York City Municipal Water Finance Authority, New York, 1994 Ser B .........    5.50%       06/15/19     $ 4,680,700
   5,905    Philadelphia, Pennsylvania, Water & Wastewater Ser 1993 (FSA) .................    5.50        06/15/14       5,742,789
   4,000    Norfolk, Virginia, Water Ser 1993 (AMBAC) .....................................    5.375       11/01/23       3,684,120
--------                                                                                                               -------------
  36,925                                                                                                                 34,221,314
--------                                                                                                               -------------
            Other Revenue (3.3%)
   3,000    Florida Department of Environment Protection, Preservation 2000
             Ser 1999 A (FGIC) ............................................................    5.25        07/01/13       2,914,320
   5,000    New York Local Government Assistance Corporation, Ser 1993 C ..................    5.50        04/01/18       4,686,250
   4,000    Philadelphia, Pennsylvania, Gas Works Second Ser 1998 (FSA) ...................    5.00        07/01/23       3,425,560
--------                                                                                                               -------------
  12,000                                                                                                                 11,026,130
--------                                                                                                               -------------
            Refunded (5.3%)
   5,000    Atlanta, Georgia, Water & Sewer Ser 1993 ......................................    5.00        01/01/04+      5,149,850
   8,000    Indiana Health & Educational Facilities Authority, Wellborn Memorial Baptist
             Hospital Refg Ser 1993 .......................................................    5.50        07/01/03+      8,353,440
   4,095    Philadelphia, Pennsylvania, Water & Wastewater Ser 1993 (FSA) .................    5.50        06/15/03+      4,300,118
--------                                                                                                               -------------
  17,095                                                                                                                 17,803,408
--------                                                                                                               -------------
 340,955    TOTAL TAX-EXEMPT MUNICIPAL BONDS
========    (Identified Cost $337,332,628).........................................................................     326,052,571
                                                                                                                       -------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (1.0%)
   3,400    Harris County Health Facilities Development Corporation, Texas, Methodist
========     Hospital Ser 1994 (Demand 11/01/99) (Identified Cost $3,400,000)..............    3.60*       12/01/25       3,400,000
                                                                                                                       -------------
$344,355    TOTAL INVESTMENTS (Identified Cost $340,732,628) (a) ......................................        98.2%    329,452,571
========

            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ............................................         1.8       5,922,009
                                                                                                              ------   ------------
            NET ASSETS ................................................................................       100.0%   $335,374,580
                                                                                                              ======   ============

---------------

AMT   Alternative Minimum Tax.
COPs  Certificates of Participation.
+     Prerefunded to call date shown.
*     Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,633,040 and the aggregate gross unrealized depreciation is $12,913,097, resulting in net unrealized depreciation of $11,280,057.


Bond Insurance:
---------------
AMBAC      AMBAC Assurance Corporation.
Connie Lee Connie Lee Insurance Company - A wholly owned subsidiary of AMBAC
           Assurance Corporation.
FGIC       Financial Guaranty Insurance Company.
FSA        Financial Security Assurance Inc.
MBIA       Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999


ASSETS:
Investments in securities, at value
  (identified cost $340,732,628)..........................................   $329,452,571
Cash .....................................................................         26,967
Interest receivable ......................................................      6,448,237
Prepaid expenses .........................................................        110,157
                                                                             -------------
   TOTAL ASSETS ..........................................................    336,037,932
                                                                             -------------
LIABILITIES:
Payable for:
   Common shares of beneficial interest repurchased ......................        243,306
   Dividends to preferred shareholders ...................................        185,189
   Investment management fee .............................................        120,699
Accrued expenses .........................................................        114,158
                                                                             -------------
   TOTAL LIABILITIES .....................................................        663,352
                                                                             -------------
   NET ASSETS ............................................................   $335,374,580
                                                                             =============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of
  non-participating $.01 par value, 1,940 shares outstanding).............   $ 97,000,000
                                                                             -------------
Common shares of beneficial interest (unlimited shares authorized of
  $.01 par value, 17,718,413 shares outstanding)..........................    261,745,004
Net unrealized depreciation ..............................................    (11,280,057)
Accumulated undistributed net investment income ..........................      2,194,835
Accumulated net realized loss ............................................    (14,285,202)
                                                                             -------------
   NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ..........................    238,374,580
                                                                             -------------
   TOTAL NET ASSETS ......................................................   $335,374,580
                                                                             =============
NET ASSET VALUE PER COMMON SHARE
  ($238,374,580 divided by 17,718,413 common shares outstanding)..........         $13.45
                                                                                   =======


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1999


NET INVESTMENT INCOME:
INTEREST INCOME ...............................     $  19,124,919
                                                    -------------
EXPENSES
Investment management fee .....................         1,263,942
Auction commission fees .......................           309,458
Professional fees .............................           110,193
Transfer agent fees and expenses ..............            72,079
Auction agent fees ............................            40,353
Shareholder reports and notices ...............            38,505
Registration fees .............................            25,129
Trustees' fees and expenses ...................            19,124
Custodian fees ................................            17,437
Other..........................................            42,296
                                                    -------------
   TOTAL EXPENSES .............................         1,938,516

Less: expense offset ..........................           (17,298)
                                                    -------------
   NET EXPENSES ...............................         1,921,218
                                                    -------------
   NET INVESTMENT INCOME ......................        17,203,701
                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .............................           449,551
Net change in unrealized appreciation .........       (28,700,689)
                                                    -------------
   NET LOSS ...................................       (28,251,138)
                                                    -------------
NET DECREASE ..................................     $ (11,047,437)
                                                    =============


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                             FOR THE YEAR       FOR THE YEAR
                                                                 ENDED             ENDED
                                                           OCTOBER 31, 1999   OCTOBER 31, 1998
                                                          ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...................................   $  17,203,701      $  17,518,556
Net realized gain .......................................         449,551            777,393
Net change in unrealized appreciation ...................     (28,700,689)        11,228,100
                                                            -------------      -------------
   NET INCREASE (DECREASE) ..............................     (11,047,437)        29,524,049
                                                            -------------      -------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ...............................................      (3,265,064)        (3,489,086)
Common ..................................................     (14,171,566)       (13,892,648)
                                                            -------------      -------------
   TOTAL DIVIDENDS ......................................     (17,436,630)       (17,381,734)
                                                            -------------      -------------
Decrease from transactions in common shares of beneficial
  interest ..............................................      (7,168,282)        (4,624,309)
                                                            -------------      -------------
   NET INCREASE (DECREASE) ..............................     (35,652,349)         7,518,006
NET ASSETS:
Beginning of period .....................................     371,026,929        363,508,923
                                                            -------------      -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $2,194,835 and $2,427,764, respectively)..............   $ 335,374,580      $ 371,026,929
                                                            =============      =============


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999 aggregated $33,610,266 and $39,899,220, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1999, the Trust had transfer agent fees and expenses payable of approximately $800.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,574. At October 31, 1999, the Trust had an accrued pension liability of $36,735, which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5, Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.




                            AMOUNT                       RESET           RANGE OF
 SERIES     SHARES*     IN THOUSANDS*       RATE*        DATE       DIVIDEND RATES * *
--------   ---------   ---------------   ----------   ----------   -------------------
    1         340          $17,000           3.65%    07/11/00        2.45% - 4.70%
    2         300           15,000           3.25     11/03/99        2.70  - 4.85
    3         300           15,000           3.85     07/06/00        2.45  - 4.40
    4         600           30,000           3.23     01/11/00        3.23  - 3.70
    5         400           20,000           3.25     11/02/99        3.00  - 3.63

------------
*  As of October 31, 1999.
** For the year ended October 31, 1999.

Subsequent to October 31, 1999 and up through December 3, 1999, the Trust paid dividends to Series 1 through 5 at rates ranging from 3.129% to 3.9%, in the aggregate amount of $480,438.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1999, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:



                                                                                                                CAPITAL
                                                                                                                PAID IN
                                                                                                               EXCESS OF
                                                                                 SHARES        PAR VALUE       PAR VALUE
                                                                             --------------   -----------   ---------------
Balance, October 31, 1997 ................................................     18,625,513      $186,255      $273,351,340
Treasury shares purchased and retired (weighted average discount 10.25%)*        (350,700)       (3,507)       (4,620,802)
                                                                               ----------      --------      ------------
Balance, October 31, 1998 ................................................     18,274,813       182,748       268,730,538
Treasury shares purchased and retired (weighted average discount 9.41%)* .       (556,400)       (5,564)       (7,162,718)
                                                                               ----------      --------      ------------
Balance, October 31, 1999 ................................................     17,718,413      $177,184      $261,567,820
                                                                               ==========      ========      ============

------------
* The Trustees have voted to retire the shares purchased.


6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1999, the Trust utilized approximately $450,000 of its net capital loss carryover. At October 31, 1999, the Trust had a net capital loss carryover of approximately $14,285,000, which may be used to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:




            AMOUNT IN THOUSANDS
-------------------------------------------
    2002          2003      2004      2005
------------   ---------   ------   -------
$  10,624       $2,809      $716     $136
=========       ======      ====     ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 28, 1999, the Trust declared the following dividends from net investment income:



    AMOUNT             RECORD               PAYABLE
   PER SHARE            DATE                 DATE
--------------   ------------------   ------------------
$  0.0675        November 5, 1999     November 19, 1999
$  0.0675        December 3, 1999     December 17, 1999

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:



                                                                FOR THE YEAR ENDED OCTOBER 31*
                                                             ------------------------------------
                                                                   1999              1998
                                                             --------------- --------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .......................   $ 14.99            $ 14.31
                                                               --------           --------
Income (loss) from investment operations:
 Net investment income .....................................      0.95               0.95
 Net realized and unrealized gain (loss) ...................     (1.57)              0.64
                                                               --------           --------
Total income (loss) from investment operations .............     (0.62)              1.59
                                                               --------           --------
Less dividends from:
 Net investment income .....................................     (0.78)             (0.75)
 Common share equivalent of dividends paid to preferred
  shareholders .............................................     (0.18)             (0.19)
                                                               --------           --------
Total dividends ............................................     (0.96)             (0.94)
                                                               --------           --------
Anti-dilutive effect of acquiring treasury shares ..........      0.04               0.03
                                                               --------           --------
Net asset value, end of period .............................   $ 13.45            $ 14.99
                                                               ========           ========
Market value, end of period ................................   $12.063            $13.938
                                                               ========           ========

TOTAL RETURN\ .............................................      (8.22)%            18.04%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .............................................      0.73%(1)           0.72%(1)
Net investment income before preferred stock dividends .....      6.52%              6.46%
Preferred stock dividends ..................................      1.24%              1.29%
Net investment income available to common shareholders .....      5.28%              5.17%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ....................  $335,375           $371,027
Asset coverage on preferred shares at end of period ........       345%               382%
Portfolio turnover rate ....................................        10%                 3%


                                                                        FOR THE YEAR ENDED OCTOBER 31*
                                                             -----------------------------------------------------
                                                                  1997             1996               1995
                                                             -------------- ----------------- --------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .......................   $   13.44       $    13.04      $  10.83
                                                               ---------       ----------      ----------
Income (loss) from investment operations:
 Net investment income .....................................        0.95             0.92          0.90
 Net realized and unrealized gain (loss) ...................        0.69             0.23          2.15
                                                               ---------       ----------      ----------
Total income (loss) from investment operations .............        1.64             1.15          3.05
                                                               ---------       ----------      ----------
Less dividends from:
 Net investment income .....................................       (0.72)           (0.72)        (0.74)
 Common share equivalent of dividends paid to preferred
  shareholders .............................................       (0.18)           (0.17)        (0.18)
                                                               ----------      ----------      ----------
Total dividends ............................................       (0.90)           (0.89)        (0.92)
                                                               ----------      ----------      ----------
Anti-dilutive effect of acquiring treasury shares ..........        0.13             0.14          0.08
                                                               ----------      ----------      ----------
Net asset value, end of period .............................   $   14.31       $    13.44      $  13.04
                                                               ==========      ==========      ==========
Market value, end of period ................................   $   12.50       $    11.25      $ 10.875
                                                               ==========      ==========      ==========

TOTAL RETURN+.............................................         18.11%           10.39%        22.91%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .............................................        0.71%            0.72%(1)      0.77%(1)
Net investment income before preferred stock dividends .....        6.87%            6.94%         7.48%
Preferred stock dividends ..................................        1.30%            1.27%         1.48%
Net investment income available to common shareholders .....        5.57%            5.67%         6.00%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ....................    $363,509         $364,858      $376,158
Asset coverage on preferred shares at end of period ........         374%             376%          388%
Portfolio turnover rate ....................................           6%               -             -

-------------

* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Quality Municipal Securities (the "Trust") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1999



                      1999 FEDERAL TAX NOTICE (unaudited)

      For the year ended October 31, 1999, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


MORGAN STANLEY
DEAN WITTER
QUALITY
MUNICIPAL SECURITIES


ANNUAL REPORT
OCTOBER 31, 1999